UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Starbucks Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 23, 2011.

STARBUCKS CORPORATION

STARBUCKS CORPORATION 2401 UTAH AVE S., MS S-SR1 SEATTLE, WA 98134

M28661-P04315

Meeting Information

Meeting Type:

Annual

For holders as of:

January 13, 2011

Date: March 23, 2011 Time: 10:00 AM PST

Location: Marion Oliver McCaw Hall, Seattle Center

321 Mercer Street

Seattle, WA 98109

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials, which contain important information and that are available to you on the Internet or by mail or email. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

- Before You Vote -

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT FISCAL 2010 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 9, 2011 to facilitate timely delivery.

- How To Vote -

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M28662-P04315

Voting Items

The Board of Directors recommends that you vote FOR the following proposals:

1. Election of Directors

Nominees:

1a. Howard Schultz

1b. William W. Bradley

1c. Mellody Hobson

1d. Kevin R. Johnson

1e. Olden Lee

1f. Sheryl Sandberg

1g. James G. Shennan, Jr.

1h. Javier G. Teruel

1i. Myron E. Ullman, III

1j. Craig E. Weatherup

2. Approval of advisory resolution on executive compensation

The Board of Directors recommends you vote for 1 YEAR on the following proposal:

3. Advisory vote on frequency of future advisory votes on executive compensation

The Board of Directors recommends you vote FOR the following proposals:

4. Approval of revised performance criteria under 2005 Long-Term Equity Incentive Plan

5. Approval of an amendment and restatement of 2005 Long-Term Equity Incentive Plan, including an increase in number of authorized shares under the plan.

6. Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending October 2, 2011

The Board of Directors recommends you vote AGAINST the following proposal:

7. Shareholder proposal regarding recycling strategy for beverage containers

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M28663-P04315

M28664-P04315